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EXHIBIT 99.1

                                                                  EXECUTION COPY

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is dated as of January 24, 2008, by and among MicroIslet, Inc., a Nevada corporation (the "COMPANY"), and the purchasers identified from time to time on the signature pages hereto (each, a "Purchaser" and collectively, the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this SECTION 1.1:

                  "ACTION" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule
144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "AGGREGATE COMMITMENT" means, with respect to each Purchaser and any Closing, the aggregate commitment to lend money to the Company pursuant to the Note issued to such Purchaser at such Closing, as set forth under such Purchaser's name on the signature pages hereof for such Closing next to the label "Aggregate Commitment".

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "CLOSING" means any closing of the purchase and sale of the Notes and Warrants pursuant to ARTICLE II.

                  "CLOSING DATE" means, with respect to any Closing, the date of such Closing.

                  "COMMISSION" means the Securities and Exchange Commission.

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                  "COMMON STOCK" means the common stock of the Company, $.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

                  "COMMON STOCK EQUIVALENTS" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

                  "COMPANY COUNSEL" means Sheppard, Mullin, Richter & Hampton
LLP.

                  "DISCLOSURE MATERIALS" means (i) with respect to the date hereof, all SEC Reports (as defined in SECTION 3.1(g)) filed prior to the date hereof and the Original Schedules (as defined in SECTION 3.1), and (ii) with respect to any Closing Date, all SEC Reports filed prior to such Closing Date and the Updated Schedules (as defined in SECTION 3.1) delivered in connection with the applicable Closing.

                  "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board (or their respective successors).

                  "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "INITIAL ADVANCE" means, with respect to each Purchaser and any Closing, the amount of money such Purchaser will lend and advance to the Company at such Closing, as set forth under such Purchaser's name on the signature pages hereof for such Closing next to the label "Initial Advance".

                  "INITIAL CLOSING" means the initial Closing of the purchase and sale of Notes and Warrants pursuant to ARTICLE II.

                  "LIEN" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind, but excluding any restriction imposed under applicable securities laws.

                  "NOTES" means, collectively, the Subordinated Convertible Unsecured Revolving Promissory Notes of the Company, each in the form of EXHIBIT A, in an aggregate original principal amount not to exceed $2,000,000, issued or issuable to the Purchasers at the Closings pursuant to this Agreement.

                   "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "REGISTRATION STATEMENT" means a registration statement covering the resale of the Warrant Shares.

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                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights
Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of EXHIBIT C.

                  "REQUIRED PURCHASERS" means any combination of Purchasers holding Notes representing a majority of the aggregate principal amount of all Notes then outstanding.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES" means the Notes, the Warrants, and the Warrant Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SUBSIDIARY" means any subsidiary of the Company that would be required to be listed in an exhibit to the Company's Annual Report on Form 10-KSB covering the period in which the date of this Agreement falls.

                  "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on its primary Trading Market, then a day on which trading occurs on an Eligible Market (or any successor thereto), or (c) if trading ceases to occur on an Eligible Market (or any successor thereto), any Business Day.

                  "TRADING MARKET" means whichever of the Eligible Markets on which the Common Stock is listed or quoted for trading on the date in question.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "TRANSFER AGENT INSTRUCTIONS" means the Company's Transfer Agent Instructions in the form of EXHIBIT D.

                  "WARRANTS" means, collectively, the Common Stock purchase warrants, each in the form of EXHIBIT B, issued or issuable to the Purchasers at the Closings pursuant to this Agreement.

                  "WARRANT SHARES" means, collectively, the shares of Common Stock issued or issuable upon exercise of each Warrant.

                                  ARTICLE II.
                                PURCHASE AND SALE

         2.1 CLOSINGS. Subject to the terms and conditions set forth in this
Agreement:

                  (a) On January 24, 2008 (or at such other time as the Company and the Purchasers participating in the Initial Closing may from time to time agree in writing), the Company shall issue and sell to each Purchaser participating in the Initial Closing a Note having a principal amount up to such Investor's Aggregate Commitment for the Initial Closing and a Warrant exercisable for a number of shares of Common Stock as provided therein, and each such Purchaser shall, severally and not jointly, advance and lend to the Company pursuant to such Note an amount equal to such Purchaser's Initial Advance. The Initial Closing shall take place at the offices of Sheppard, Mullin, Richter & Hampton LLP, 12275 El Camino Real, Suite 200, San Diego, California 92130-2006, or at such other location or times as the Company and such Purchasers may agree.

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                  (b) On the proposed Closing Date (as set forth on the
signature pages hereof for such Purchaser next to the label "Proposed Closing Date") selected by the Company and the Purchasers for any Closing other than the Initial Closing (or at such other time as the Company and the Purchasers participating in such Closing may from time to time agree in writing), the Company shall issue and sell to each Purchaser participating in such Closing a Note having a principal amount up to such Investor's Aggregate Commitment for such Closing and a Warrant exercisable for a number of shares of Common Stock as provided therein, and each such Purchaser shall, severally and not jointly, advance and lend to the Company pursuant to such Note an amount equal to such Purchaser's Initial Advance for such Closing. Each such Closing shall take place at the offices of Sheppard, Mullin, Richter & Hampton LLP, 12275 El Camino Real, Suite 200, San Diego, California 92130-2006, or at such other location or times as the Company and the Purchasers participating in such Closing may agree. Each such Closing must (i) be for the sale of securities yielding not less than $100,000 in gross proceeds to the Company, and (ii) occur prior to February 29, 2008.

         2.2 CLOSING DELIVERIES.

                  (a) At each Closing, the Company shall deliver or cause to be delivered to each Purchaser participating in such Closing the following:

                          (i) a Note, registered in the name of such Purchaser, representing a principal amount up to such Purchaser's Aggregate Commitment for such Closing;

                          (ii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire a number of shares of Common Stock calculated as provided therein;

                          (iii) the Registration Rights Agreement (or joinder thereto) duly executed by the Company; and

                          (iv) the Transfer Agent Instructions executed by the Company and delivered to and acknowledged by the Company's transfer agent.

                  (b) At each Closing, each Purchaser participating in such Closing shall deliver or cause to be delivered to the Company such Purchaser's Initial Advance for such Closing in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

         2.3 CLOSING CONDITIONS.

                  (a) The obligations of the Company hereunder in connection with any Closing are subject to the following conditions being met or waived by the Company:

                          (i) the representations and warranties of each Purchaser participating in such Closing made herein shall be true and correct as of the date of this Agreement and shall be true and correct as of the applicable Closing Date, except for representations and warranties which address matters only as of a particular date, which representations and warranties shall be true and correct as of such date;

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                          (ii) all obligations, covenants and agreements of the
         Purchasers required to be performed at or prior to the applicable Closing Date shall have been performed; and

                          (iii) the delivery by the Purchasers of the items set forth in SECTION 2.2(b).

                  (b) The respective obligations of the Purchasers hereunder in connection with any Closing are subject to the following conditions being met or waived by the Purchasers:

                          (i) the representations and warranties of the Company made herein shall be true and correct as of the date of this Agreement (giving effect to the Original Schedules) and shall be true and correct as of the applicable Closing Date (giving effect to the Updated Schedules), except for representations and warranties which address matters only as of a particular date, which representations and warranties shall be true and correct as of such date;

                          (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed;

                          (iii) the delivery by the Company of the items set forth in SECTION 2.2(a);

                          (iv) there shall have been no Material Adverse Effect (as hereinafter defined) with respect to the Company since the date hereof; and

                          (v) at any time prior to such Closing, a banking moratorium shall not have been declared either by the United States or New York State authorities, nor shall there have occurred any declaration of war by the United States or other national or international calamity, which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Notes and Warrants at such Closing.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The parties acknowledge that the Company has concurrently with the execution and delivery hereof by the Company delivered to the Purchasers on the date hereof disclosure schedules setting forth exceptions to the representations and warranties made in this SECTION 3.1 on the date hereof (the "ORIGINAL SCHEDULES") and may on any Closing Date deliver to the Purchasers participating in such Closing updated disclosure schedules setting forth exceptions to the representations and warranties made in this SECTION 3.1 as of such Closing Date (the "UPDATED SCHEDULES" and, together with the Original Schedules, the "SCHEDULES"). The parties agree that the Company's disclosure of any matter or item in the Schedules shall not (i) constitute an acknowledgement that such matter or item is required to be disclosed therein or is material to a representation or warranty set forth in this Agreement, or (ii) be used as a basis for interpreting the terms "material," "materially," "materiality" or "Material Adverse Effect" or any word or phrase of similar import, and does not mean that such matter or item would, with any other matter or item, have or be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company hereby makes the following representations and warranties to each Purchaser on the date hereof and as of each Closing Date in which such Purchaser participates, subject to information set forth in the Disclosure Materials, which shall qualify each subsection in this SECTION 3.1 where such information is applicable:

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                  (a) ORGANIZATION AND QUALIFICATION. Each of the Company and
each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate or other entity power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT"). Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter document. All direct and indirect subsidiaries of the Company are set forth in the Disclosure Materials. Except as set forth in the Disclosure Materials, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

                  (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles.

                  (c) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) assuming the accuracy of Purchasers' representations and warranties and compliance by the Purchasers of their respective covenants as set forth in this Agreement, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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                  (d) FILINGS, CONSENTS AND APPROVALS. The Company is not
required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the Company's obligations with respect to the filing of
(i) notices under federal or state securities laws, and (ii) a Form 8-K as contemplated by SECTION 4.3.

                  (e) ISSUANCE OF THE SECURITIES. The Warrant Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants being issued at such Closing or at any prior Closing in order to issue the full number of Warrant Shares as are or may become issuable in accordance with such Warrants.

                  (f) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in
SCHEDULE 3.1(f). No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the Disclosure Materials, and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers and their permitted successors and assigns) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder of the Company, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (g) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twenty-four (24) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Except as may have been corrected or supplemented in a subsequent SEC Report, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as may have been corrected or supplemented in a subsequent SEC Report, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Except as may have been corrected or supplemented in a subsequent SEC Report,


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such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, or, in the case of unaudited financial statements, as permitted by Item 310(b) of Regulation S-B promulgated under the Securities Act and the Exchange Act, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the lack of footnotes. The Company has not received any letters of comment from the Staff of the SEC which have not been satisfactorily resolved as of the date hereof.

                  (h) MATERIAL CHANGES. Since the date of the latest balance sheet included within the SEC Reports, except as specifically disclosed in the Disclosure Materials (including in the Form 8-K filed July 24, 2007 relating to a change in the Company's principal registered public accounting firm and the Form 8-K filed November 19, 2007 relating to a private placement of securities),
(i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or changed its principal registered public accounting firm, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders (in their capacity as stockholders) or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation plans.

                  (i) LITIGATION. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (j) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (k) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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                  (l) REGULATORY PERMITS. The Company and the Subsidiaries
possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Disclosure Materials, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (m) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is not delinquent. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

                  (n) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Disclosure Materials and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary misappropriates or infringes upon the rights of any Person. Except as set forth in the Disclosure Materials, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (o) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the Disclosure Materials, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as Purchasers hereunder, as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (p) INTERNAL CONTROL OVER FINANCIAL REPORTING. The Company and the Subsidiaries maintain a system of internal control over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the

Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period for the most recently filed periodic report under the Exchange Act (such date, the "EVALUATION DATE"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal control over financial reporting (as such term is defined in Exchange Act Rule 13a-15(f)) or, to the knowledge of the Company, in other factors that could significantly affect the Company's internal control over financial reporting.

                  (q) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to agreements of such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this SECTION 3.1(q) that may be due in connection with the transactions contemplated by this Agreement.

                  (r) CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Purchasers' representations and warranties set forth in SECTION 3.2(b) - Section 3.2(g), inclusive, with respect to each Closing, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (s) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (t) LISTING AND MAINTENANCE REQUIREMENTS. Except as set forth in the Disclosure Materials, the Company is, and has no reason to believe that it will not, upon the issuance of the Warrants hereunder and in the foreseeable future, continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the principal Trading Market. The execution of this Agreement does not contravene the rules and regulations of the principal Trading Market. Except as set forth in the Disclosure Materials, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market, other than the American Stock Exchange.

                  (u) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                  (v) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation or the laws of its state of incorporation that is or could become applicable to the Purchasers participating in such Closing as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including as a result of the Company's issuance of the Warrant Shares upon the Purchaser's exercise of any Warrant being issued to such Purchaser hereunder.

                  (w) DISCLOSURE. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers participating in such Closing or their agents or counsel with any information that the Company believes constitutes or might constitute material, non-public information. The Company understands and confirms that such Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. None of the disclosures provided to such Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Materials to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (x) SARBANES-OXLEY ACT. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (y) NO INTEGRATED OFFERING. Assuming the accuracy of the Purchasers' representations and warranties set forth in SECTION 3.2 with respect to such Closing, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security (other than the offers and sales contemplated by this Agreement), under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company (other than offers and sales at prior Closings, if any, and the offer and sale of securities reported by the Company in its Form 8-K filed on November 19, 2007) for purposes of the Securities Act or any applicable stockholder approval provisions, including under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

                  (z) SOLVENCY. Based on the financial condition of the Company as of the applicable Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder at such Closing, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date. The Disclosure Materials set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary. For the purposes of this Agreement, "INDEBTEDNESS" shall mean
(A) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business),
(B) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (C) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in material default with respect to any Indebtedness.

                  (aa) TAX STATUS. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  (bb) NO GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers participating in such Closing and certain other "accredited investors" within the meaning of Rule 501 promulgated under the Securities Act.

                  (cc) FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, or (iii) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (dd) ACCOUNTANTS. The Company's accountants are set forth in the Disclosure Materials. To the knowledge of the Company, such accountants are a registered public accounting firm as required by the Securities Act.

                  (ee) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each of the Purchasers participating in such Closing is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no such Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any such Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchasers' purchase of the Securities. The Company further represents to each such Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company on the date of execution of this Agreement (or a joinder agreement), and as of each Closing Date in which such Purchaser participates, as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability company or trust power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. If such Purchaser is an entity, the execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company, trust or other applicable like action, on the part of such Purchaser. If such Purchaser is an individual, such Purchaser has the capacity to execute, deliver and perform the Transaction Documents. Each of this Agreement, the Registration Rights Agreement and the Note being issued to such Purchaser at such Closing has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles.

                  (b) PURCHASER STATUS. At the time such Purchaser was offered any Securities, it was, and at the date hereof and on each applicable Closing Date it is, and on each date on which it exercises any Warrant it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (c) GENERAL SOLICITATION. Such Purchaser is not purchasing any Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (d) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

                  (e) KNOWLEDGE AND EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

                  (f) RESTRICTIONS ON SECURITIES. Such Purchaser understands that the Securities have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act, and (ii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

                  (g) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (h) INVESTMENT DECISION. Such Purchaser is not relying on the Company, any other potential Purchaser, or on any legal or other opinion in the materials reviewed by such Purchaser with respect to the financial or tax considerations of such Purchaser relating to its investment in the Securities. Such Purchaser has relied solely on the representations and warranties, covenants and agreements of the Company in this Agreement (including the Schedules and Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Securities.

                  (i) NO OTHER REPRESENTATIONS. No oral or written representations have been made to such Purchaser in connection with its acquisition of Securities which were in any way inconsistent with the information reviewed by such Purchaser. Such Purchaser acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Company, any of its Subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in SECTION 3.1.

                  (j) NO PRIOR SHORT SELLING. At no time since the date 30 days prior to the date hereof has such Purchaser engaged in or effected, in any manner whatsoever, directly or indirectly, any sale of Common Stock which such Purchaser is not deemed to own under the provisions of Rule 200(b) of Regulation SHO promulgated under the Exchange Act.

                  (k) COMPLIANCE WITH LAWS. Such Purchaser is in compliance with all securities laws applicable to it in connection with the transactions contemplated by the Transaction Documents, including all securities laws, rules and regulations in respect of the stabilization or manipulation of the price of the Common Stock.

                  (l) PRIVATE PLACEMENT. Such Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and each Purchaser hereby consents to such reliance.

                  (m) REGISTRATION STATEMENT QUESTIONNAIRE. Such Purchaser has completed or will cause to be completed the Registration Statement Questionnaire attached hereto as Appendix 1, for use in preparation of the Registration Statement, and the answers thereto are or will be true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement, or as applicable, any amendment thereto, and such Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Registration Statement has been declared effective (and thereafter at the Company's reasonable request in connection with preparation of a prospectus supplement, amendment to the Registration Statement, or otherwise).

                  (n) COMMISSIONS. Such Purchaser has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby at such Closing.

                  (o) RESIDENCE. If the Purchaser is an individual, such Purchaser resides in the state identified in the address of such Purchaser set forth on the signature pages hereof for such Closing; if such Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser in which its investment decision was made is located at the address or addresses of such Purchaser set forth on such signature pages.

                  The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
SECTION 3.2 or elsewhere in this Agreement or any other Transaction Document.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 TRANSFERS OF SECURITIES; LEGENDS.

                  (a) Securities may be disposed of only in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of the Purchaser or in connection with a pledge as contemplated in SECTION 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

                  (b) Certificates evidencing the Securities will contain the following legend, so long as is required by this SECTION 4.1(b):

         [NEITHER] THIS SECURITY [, NOR THE SECURITIES FOR WHICH THIS SECURITY MAY BE EXERCISED, ] HAS [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS SECURITY [IS] [AND SUCH SECURITIES ARE] SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS SECURITY [OR SUCH OTHER SECURITIES] MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge Securities pursuant to a BONA FIDE margin account and, if required under the terms of such account, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but the legend shall remain on the pledged Securities and such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

                  (c) Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in SECTION 4.1(b)): (i) while a registration statement (including the Registration Statement) covering the resale of such Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Warrant Shares pursuant to Rule 144, or (iii) if such Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if requested by the Company's transfer agent to effect the removal of the legend hereunder. Following the Effective Date or at such earlier time as a legend is no longer required for the Warrant Shares under this SECTION 4.1(c), the Company will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this SECTION 4.1. Upon a Purchaser's request, certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to such Purchaser by crediting the account of such Purchaser's prime broker with the Depository Trust Company system.

         4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns the Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act which are required to be filed in order to satisfy the current public information requirements of Rule 144(c)(1). As long as any Purchaser owns Securities, if the Company is no longer subject to the periodic reporting requirements of the Exchange Act and Rule 144(k) is not available to any Purchaser (other than any Purchaser who has waived compliance with this provision) with respect to any Securities held, the Company will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c)(2) such information as is required for the Purchasers to sell the Warrant Shares under Rule 144.

         4.3 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, within four Trading Days of the date of the execution and delivery hereof, issue a press release or file a Current Report on Form 8-K, or both, disclosing the material transactions contemplated hereby and any other information set forth in
SCHEDULE 3.1(w). In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.4 INDEMNIFICATION.

                  (a) INDEMNIFICATION OF PURCHASERS. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "PURCHASER PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document; PROVIDED that such indemnity (other than as to any indemnity called for under the Registration Rights Agreement) does not exceed, in the aggregate, the aggregate amount of money advanced by such Purchaser to the Company under its Notes and not repaid by the Company, together with its reasonable attorneys' fees and costs of investigation subject to indemnification above. Except as set forth above, the mechanics and procedures with respect to the rights and obligations under this SECTION 4.4(a) will be the same as those set forth in the Registration Rights Agreement.

                  (b) INDEMNIFICATION OF COMPANY. In addition to the indemnity provided in the Registration Rights Agreement, the Purchasers will, severally and not jointly, indemnify and hold the Company and its directors, officers, shareholders, partners, employees and agents (each, a "COMPANY PARTY") harmless from any and all Losses that any such Company Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Purchasers in any Transaction Document; PROVIDED that such indemnity (other than as to any indemnity called for under the Registration Rights Agreement) does not exceed, with respect to each Purchaser in the aggregate, the aggregate amount of money advanced by such Purchaser to the Company under its Notes and not repaid by the Company, together with the Company's reasonable attorneys' fees and costs of investigation subject to indemnification above. Except as set forth above, the mechanics and procedures with respect to the rights and obligations under this
SECTION 4.4(b) will be the same as those set forth in the Registration Rights Agreement.

         4.5 CONFIDENTIAL INFORMATION; STANDSTILL.

                  (a) CONFIDENTIAL INFORMATION. The Purchasers agree that the existence, terms and provisions of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby constitute confidential information (the "CONFIDENTIAL INFORMATION") and agree not to disclose such information to third parties, except as may be required by law, without the prior written consent of the Company; PROVIDED that the Purchasers may share Confidential Information with such of their officers, managers, co-trustees, and professional advisors as may need to know such information to assist the Purchasers in their evaluation thereof on the condition that such parties agree to be bound by the terms hereof; and PROVIDED, FURTHER, that any Confidential Information shall cease to be confidential or subject to this
SECTION 4.5(a) upon becoming publicly available. All Confidential Information received by the Purchasers shall be promptly returned or destroyed, as directed by the Company. The Company and the Purchasers acknowledge and agree that, except as set forth in SCHEDULE 3.1(w) of the Schedules, the Company has not provided any material non-public information to the Purchasers in connection with this Agreement and the other Transaction Documents which will remain material and non-public following the disclosure contemplated by SECTION 4.3.

                  (b) STANDSTILL. For a period of one (1) year from the last Closing Date hereunder in which a Purchaser participates, such Purchaser will not, without the prior written consent of the Company (i) propose to enter into any acquisition of all or substantially all of the assets or stock of the Company or a merger or other business combination involving the Company; (ii) seek to control the management, board of directors or policies of the Company; or (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of the Company in connection with any of the foregoing.

         4.6 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder (i) to prepare for an IND application (or equivalent applications in other countries) with the US Food and Drug Administration for human trials for the Company's xenotransplantation candidate, and (ii) for working capital purposes.

         4.7 CERTAIN TRADING RESTRICTIONS.

                  (a) RESTRICTIONS. So long as a Purchaser continues to hold any Securities acquired hereunder, such Purchaser will not, nor will it knowingly through its Affiliates, engage in any "short sale" of Common Stock as such term is defined in Rule 200(a) of Regulation SHO promulgated under the Exchange Act (a "SHORT SALE"), except on those days (each a "PERMITTED DAY") on which the aggregate short position with respect to the Common Stock of such Purchaser prior to giving effect to any Short Sales by such Purchaser on such Permitted Day does not exceed such Purchaser's Permitted Share Position (as defined below) on such Permitted Day; PROVIDED, HOWEVER, that a Purchaser will only be entitled to engage in transactions that constitute Short Sales on a Permitted Day to the extent that following such transaction, the aggregate short position with respect to the Common Stock of such Purchaser does not exceed such Purchaser's Permitted Share Position. For purposes of this SECTION 4.7, a Purchaser's "PERMITTED SHARE POSITION" means, with respect to any date of determination, the number of shares of Common Stock owned by such Purchaser (including Warrant Shares) plus the maximum number of Warrant Shares then issuable (including at future Closings or as to portions of Warrants not yet exercised and without regard to any exercise caps or other exercise restrictions applicable to the Warrants) to such Purchaser.

                  (b) OTHER TRANSACTIONS PERMITTED. Subject to SECTION 4.7(a) and applicable securities laws, the Company acknowledges and agrees that nothing in this SECTION 4.7 or elsewhere in any Transaction Document prohibits any Purchaser from, and each Purchaser is permitted to, engage, directly or indirectly, in hedging transactions involving the Securities and the Common Stock (including by way of short sales, purchases and sales of options, swap transactions and synthetic transactions) at any time.

         4.8 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval of the sale of the Securities to the Purchasers unless stockholder approval is obtained before the closing of such subsequent transaction.

         4.9 STOCKHOLDER RIGHTS PLAN. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any stockholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

         4.10 INVESTMENT COMPANY ACT. The Company shall conduct its business in a manner so that it will not be required to register as an "investment company" under the Investment Company Act.

         4.11 NON-PUBLIC INFORMATION. The Company covenants and agrees that following the announcement contemplated in SECTION 4.3, neither it nor any other Person acting on its behalf will provide any Purchaser (other than a Purchaser who is a director or officer of the Company or an Affiliate of a director or officer of the Company) or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.12 RESERVATION OF COMMON STOCK. The Company has reserved and shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Warrant Shares pursuant to any exercise of the Warrants.

         4.13 LISTING OF COMMON STOCK. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and, if required by the rules and regulations of the principal Trading Market, to list all of the Warrant Shares on such Trading Market as promptly as practicable after the Closing. The Company further agrees that, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Warrant Shares, and will take such other action as is necessary to cause all of the Warrant Shares to be listed on such other Trading Market as promptly as reasonably practicable. The Company will take all action reasonably necessary to continue the quotation or listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the applicable Trading Market.

         4.14 EQUAL TREATMENT OF PURCHASERS. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

         4.15 DELIVERY OF SECURITIES AFTER CLOSING. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser at any Closing to such Purchaser within three (3) Trading Days of the applicable Closing Date.


                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

         5.2 ENTIRE AGREEMENT. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via email at the email address specified pursuant to this SECTION 5.3 prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via email at the email address specified pursuant to this SECTION 5.3 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service to the address specified pursuant to this SECTION 5.3, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:      MicroIslet, Inc.
                                 6370 Nancy Ridge Drive, Suite 112
                                 San Diego, CA 92121
                                 Attn:  Chief Executive Officer
                                 Email:  [ omitted ]
                                 Facsimile No.:    [ omitted ]

         With a copy to:         Sheppard, Mullin, Richter & Hampton LLP
                                 12275 El Camino Real, Suite 200
                                 San Diego, California  92130-2006
                                 Attn:   John D. Tishler, Esq.
                                 Email:  [ omitted ]
                                 Facsimile No.:    [ omitted ]

         If to a Purchaser:      To the address set forth under such
                                 Purchaser's name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except (i) as provided in Section 5.10, or (ii) in a written instrument signed, in the case of an amendment, by the Company and the Required Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought; PROVIDED, HOWEVER, that any such amendment that adversely affects any Purchaser or class of Purchasers in a manner that does not apply uniformly to all Purchasers, Notes, Warrants, or Warrant Shares, as applicable, shall require the written consent of such adversely affected Purchaser or class. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents. The words "include," "includes," and "including" shall be deemed to be followed by the words "without limitation". Pronouns in masculine, feminine, and neuter genders shall be construed to include any other gender. The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

         5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities (in accordance with the terms thereof); PROVIDED that such transfer is in accordance with this Agreement and the transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

         5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses actually incurred with the investigation, preparation and prosecution of such Proceeding.

         5.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the applicable Closing for a period of two (2) years; PROVIDED that the provisions of SECTION 4.4 shall survive with respect to Proceedings brought against an indemnified party by a third party.

         5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by the Company and Purchasers whose aggregate Aggregate Commitment (for any Closing) is not less than $1.0 million, and such counterparts have been delivered to the signing Purchasers (in the case of the Company's signature) or the Company (in the case of the Purchasers' respective signatures), it being understood that (i) the parties need not sign the same counterpart, and (ii) after the effectiveness hereof, the Company may, without the consent of any other party hereto, permit additional Persons to sign this Agreement, with respect to an existing or a new Closing Date and become a party hereto and a "Purchaser" hereunder. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

         5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         5.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.14 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         5.15 TERMINATION. This Agreement may be terminated: (i) by any Purchaser, only as to such Purchaser's obligations hereunder with respect to a particular Closing and without any effect whatsoever on the obligations between the Company and the other Purchasers, or between the Company and such Purchaser with respect to any other Closing, by written notice to the other parties, if such Closing has not been consummated on or before the date 10 Business Days after the date originally scheduled for such Closing; PROVIDED, HOWEVER, that no such termination will affect the right of any party to sue for any breach by the other party (or parties); or (ii) by the Company with respect to a particular Closing, by written notice to the Purchasers, if such Closing has not been consummated on or before the date 10 Business Days after the date originally scheduled for such Closing; PROVIDED, HOWEVER, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         5.16 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, or condition (financial or otherwise) of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a syndicate or group with respect to such obligations or the transactions contemplated by the Transaction Document. The Company hereby confirms that it understands and agrees that the Purchasers are not acting as a "group" as that term is used in Section 13(d) of the Exchange Act. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Transaction Documents (other than rights the exercise of which requires the consent or action of the Required Purchasers), and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents.

         5.17 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW ]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                            MICROISLET, INC.


                                            By:  /s/ MICHAEL J. ANDREWS
                                                 -----------------------
                                                 Michael J. Andrews
                                                 Chief Executive Officer


                  [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW ]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated below.


PURCHASER:

                               Name of Purchaser:  SMR 1996 TRUST III, a trust organized
                                                   under the laws of the State of New York
                                                   ----------------------------------------
  SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:    /s/  Ronald Katz
                                                   ----------------------------------------
                    Name of Authorized Signatory:  Ronald Katz
                                                   ----------------------------------------
                   Title of Authorized Signatory:  Trustee
                                                   ----------------------------------------
  SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:    /s/ Martin Edelman
                                                   ----------------------------------------
                    Name of Authorized Signatory:  Martin Edelman
                                                   ----------------------------------------
                   Title of Authorized Signatory:  Trustee
                                                   ----------------------------------------
                      Email Address of Purchaser:  [ omitted ]
                                                   ----------------------------------------
                            Address of Purchaser:
                                                   ----------------------------------------

                                                   ----------------------------------------

                                                   ----------------------------------------
                          Facsimile of Purchaser:  [ omitted ]
                            Aggregate Commitment:  $1,000,000.00
                                 Initial Advance:  $400,000.00
                                                   ----------------------------------------
  Social Security Number, Employer Identification
             Number or Tax Identification Number:  [ omitted ]
                                                   ----------------------------------------

                  [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
             ADDITIONAL SIGNATURE PAGES FOR PURCHASERS MAY FOLLOW ]

                         STOCK CERTIFICATE INFORMATION:

1.        The exact name in which your Note and
          Warrant are to be registered (this is
          the name that will appear on your Note
          and Warrant) (the "REGISTERED HOLDER").
          You may use a nominee name if appropriate: ___________________________
2.        The relationship between the Purchaser
          and the Registered Holder listed in
          response to item 1 above (if different
          from Purchaser):                           ___________________________
3.        The mailing address of the Registered
          Holder listed in response to item 1
          above (if different from mailing
          address of Purchaser):                     ___________________________
                                                     ___________________________

                                                     ___________________________
4.        The Social Security Number, Employer
          Identification Number or Tax
          Identification Number of the Registered
          Holder listed in response to item 1
          above (if different from Purchaser):       ___________________________

                                                                      APPENDIX 1
                                                                      ----------

                      REGISTRATION STATEMENT QUESTIONNAIRE

                                                                       EXHIBIT A
                                                                       ---------

      FORM OF SUBORDINATED CONVERTIBLE UNSECURED REVOLVING PROMISSORY NOTE

                                                                       EXHIBIT B
                                                                       ---------

                                 FORM OF WARRANT

                                                                       EXHIBIT C
                                                                       ---------

                          REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT D
                                                                       ---------

                           TRANSFER AGENT INSTRUCTIONS